united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-01528

Bruce Fund, Inc.

(Exact name of registrant as specified in charter)

20 North Wacker Drive, Suite 2414 Chicago, IL	60606
(Address of principal executive offices)	(Zip code)

R. Jeffrey Bruce
Bruce & Co.
20 North Wacker Drive, Suite 2414
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:	312-236-9160

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2024

Item 1. Reports to Stockholders.

(a)

Bruce Fund

(BRUFX)

Annual Shareholder Report - June 30, 2024

Fund Overview

This annual shareholder report contains important information about Bruce Fund for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at https://www.thebrucefund.com/document-library. You can also request this information by contacting us at (800) 872-7823.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Bruce Fund	$69	0.69%

How did the Fund perform during the reporting period?

The Bruce Fund (the “Fund”) shares produced a gain of 3.32% for the year ended June 30, 2024, compared to a gain of 24.56% for the S&P 500 Index for the same period. Stock markets continued their rebound during the fiscal year and the Fund lagged materially. The Fund’s large pharma stocks were relatively unchanged for the period, with some bigger losses neutralizing some decent gainers. Electric utilities produced small losses despite their dividend yields and stable business outlooks. The smaller and specialty pharma stocks were overall poor performers, the majority down and some now trading well below their cash levels. The liquidity has been poor for the distressed and potential turn around stocks, and while we are still optimistic for most, the performance has been dismal. Cash in the Fund remains at an elevated level, with overall valuation levels at historical extremes.

Monetary measures have encouraged activity but have created excessive debt levels. The markets have favored a narrow few versus the more value or higher yielding stocks. That explains most of the Fund’s underperformance. We continue to believe the markets are too confident or complacent with the total debt worldwide at dangerous levels. We feel growth will slow, corporate profit margins will contract and earnings forecasts will disappoint, with higher input costs. While we believe the world is overly leveraged and financially vulnerable, U.S. growth has been more durable than expected, and we will attempt to take advantage with our cash position.

Management continues to screen investment opportunities for their long-term capital appreciation potential versus the risks that investment might present. The bonds as well as the stocks in the portfolio encompass significant investment risks, which are again outlined in the prospectus.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Bruce Fund
S&P 500® Index
$40,000
$30,000
$20,000
$10,000
$0
$33,521
$16,409
Jun-2014
Jun-2015
Jun-2016
Jun-2017
Jun-2018
Jun-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024

	Bruce Fund	S&P 500® Index
Jun-2014	$10,000	$10,000
Jun-2015	$9,887	$10,742
Jun-2016	$10,750	$11,171
Jun-2017	$11,152	$13,170
Jun-2018	$11,599	$15,064
Jun-2019	$12,621	$16,633
Jun-2020	$12,995	$17,881
Jun-2021	$16,819	$25,175
Jun-2022	$16,019	$22,503
Jun-2023	$15,881	$26,912
Jun-2024	$16,409	$33,521

Average Annual Total Returns

	1 Year	5 Years	10 Years
Bruce Fund	3.32%	5.39%	5.08%
S&P 500® Index	24.56%	15.05%	12.86%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$399,427,557
Number of Portfolio Holdings	41
Advisory Fee	$2,400,450
Portfolio Turnover	8%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	67.4%
Convertible Bonds	1.2%
Money Market Funds	27.9%
U.S. Government & Agencies	3.5%

What did the Fund invest in?

Sector Weighting (% of net assets)

Money Market Funds
27.9%
Health Care
22.4%
Utilities
18.9%
Industrials
10.7%
Financials
4.8%
Communications
4.7%
U.S. Treasury Obligations
3.5%
Consumer Staples
3.5%
Technology
2.1%
Materials
1.4%
Other Assets in Excess of Liabilities
0.1%

Value	Value
Other Assets in Excess of Liabilities	0.1%
Materials	1.4%
Technology	2.1%
Consumer Staples	3.5%
U.S. Treasury Obligations	3.5%
Communications	4.7%
Financials	4.8%
Industrials	10.7%
Utilities	18.9%
Health Care	22.4%
Money Market Funds	27.9%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class	27.9%
U-Haul Holding Co., Class B	7.0%
Merck & Co., Inc.	6.5%
AbbVie, Inc.	5.4%
Duke Energy Corp.	5.0%
NextEra Energy, Inc.	5.0%
Allstate Corp. (The)	4.8%
CMS Energy Corp.	4.6%
AT&T, Inc.	4.3%
Abbott Laboratories	3.7%

Material Fund Changes

No material changes occurred during the year ended June 30, 2024.

Bruce Fund -  (BRUFX)

Annual Shareholder Report - June 30, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.thebrucefund.com/document-library), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 063024-BRUFX

(b)	Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)        Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)        Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)        The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll-free number (800) 872-7823.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of directors has determined that the registrant does not have an audit financial expert. The directors determined that, although none of its members meet the technical definition of an audit expert, the group has sufficient financial expertise to adequately perform its duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Bruce Fund
FY 2024	$55,650
FY 2023	$53,550

(b)	Audit-Related Fees

Bruce Fund	Registrant	Adviser
FY 2024	$0	$0
FY 2023	$0	$0

(c)	Tax Fees

Bruce Fund
FY 2024	$10,200
FY 2023	$9,700
Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Bruce Fund	Registrant	Adviser
FY 2024	$0	$0
FY 2023	$0	$0

(e)	(1) Board Audit Policies

The Board of Directors are responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Billed Pursuant to Waiver of Pre-Approved Requirement

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)           During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2024	$10,200	$0
FY 2023	$9,700	$0

(h)           Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)           Not applicable.

(j)           Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

2024

BRUCE FUND, INC.

FINANCIAL STATEMENTS

Report to Shareholders

June 30, 2024

20 North Wacker Drive   ●   Suite 2414   ●   Chicago, Illinois 60606   ●   (312) 236-9160

Bruce Fund
Schedule of Investments
June 30, 2024

	Shares	Fair Value
COMMON STOCKS — 67.3%

Communications — 4.7%
AT&T, Inc.	900,000	$17,199,000
Sirius XM Holdings, Inc.	557,843	1,578,696
		18,777,696
Consumer Staples — 3.5%
Archer-Daniels-Midland Co.	50,000	3,022,500
Bunge Global SA	50,000	5,338,500
Darling Ingredients, Inc.(a)	150,000	5,512,500
		13,873,500
Financials — 4.8%
Allstate Corp. (The)	120,000	19,159,200

Health Care — 21.2%
908 Devices, Inc.(a)	68,286	351,673
Abbott Laboratories	144,500	15,014,995
AbbVie, Inc.	125,000	21,440,000
Bausch Health Cos., Inc. (Canada)(a)	400,000	2,788,000
Caribou Biosciences, Inc.(a)	300,000	492,000
EDAP TMS SA - ADR (France)(a)	529,794	2,882,079
Fate Therapeutics, Inc.(a)	300,000	984,000
IGM Biosciences, Inc.(a)	100,000	687,000
Kodiak Sciences, Inc.(a)	423,000	994,050
LAVA Therapeutics N.V. (Netherlands)(a)	771,874	1,389,373
MannKind Corp.(a)	195,073	1,018,281
Merck & Co., Inc.	210,000	25,998,000
Organon & Co.	30,000	621,000
Personalis, Inc.(a)	300,000	351,000
Pfizer, Inc.	250,000	6,995,000
Supernus Pharmaceuticals, Inc.(a)	82,105	2,196,309
Viatris, Inc.	55,835	593,526
		84,796,286
Industrials — 10.7%
Insteel Industries, Inc.	343,423	10,632,376
U-Haul Holding Co.(a)	68,000	4,197,640
U-Haul Holding Co., Class B	465,000	27,909,300
		42,739,316
Materials — 1.4%
Ashland Global Holdings, Inc.	15,000	1,417,350
Newmont Corp.	100,000	4,187,000
		5,604,350

Bruce Fund
Schedule of Investments (continued)
June 30, 2024

	Shares	Fair Value
COMMON STOCKS — (continued)

Technology — 2.1%
Apple, Inc.	30,000	$6,318,600
Vicor Corp.(a)	70,000	2,321,200
		8,639,800
Utilities — 18.9%
Avista Corp.	200,000	6,922,000
CMS Energy Corp.	310,000	18,454,300
Duke Energy Corp.	200,000	20,046,000
NextEra Energy, Inc.	280,000	19,826,800
Xcel Energy, Inc.	190,000	10,147,900
		75,397,000
Total Common Stocks (Cost $152,125,039)		268,987,148

	Principal
	Amount
U.S. GOVERNMENT BONDS — 3.5%
U.S. Treasury “Strips”, 0.00%, 2/15/2036	$20,000,000	12,351,308
U.S. Treasury “Strips”, 0.00%, 5/15/2053	5,000,000	1,419,099
Total U.S. Government Bonds (Cost $13,023,258)		13,770,407

CONVERTIBLE CORPORATE BONDS — 1.2%

Health Care — 1.2%
Accelerate Diagnostics, Inc., 5.00%, 12/15/2026(b)	3,212,268	1,284,907
Acorda Therapeutics, Inc., 6.00%, 12/1/2024(b) (c) (d)	5,000,000	3,500,000
Synergy Pharmaceuticals, Inc., 7.50%, 11/1/2019(b) (c) (d)(e)	1,500,000	150
Total Convertible Corporate Bonds (Cost $8,821,780)		4,785,057

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Schedule of Investments (continued)
June 30, 2024

	Shares	Fair Value
MONEY MARKET FUNDS — 27.9%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 5.22%(f)	111,315,712	$111,315,712
Total Money Market Funds (Cost $111,315,712)		111,315,712

Total Investments — 99.9% (Cost $285,285,789)		398,858,324
Other Assets in Excess of Liabilities — 0.1%		569,233
NET ASSETS — 100.0%		$399,427,557

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of June 30, 2024 was $4,785,057, representing 1.2% of net assets.

(c)	In default.

(d)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(e)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as June 30, 2024 was $150, representing 0.0% of net assets.

(f)	Rate disclosed is the seven day effective yield as of June 30, 2024.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statement of Assets and Liabilities
June 30, 2024

Assets
Investments in securities, at market value (cost $285,285,789)	$398,858,324
Dividends and interest receivable	896,971
Tax reclaims receivable	6,800
Prepaid expenses	21,639
Total Assets	399,783,734
Liabilities
Payable for fund shares redeemed	38,960
Accrued investment advisory fees	181,189
Payable to Administrator	34,862
Payable to trustees	16,000
Other accrued expenses	85,166
Total Liabilities	356,177
Net Assets	$399,427,557
Net Assets consist of
Capital stock (791,327 shares of $1 par value capital stock issued and outstanding)	791,327
Paid-in capital	273,057,689
Accumulated earnings	125,578,541
Net Assets	$399,427,557
Shares outstanding: 2,000,000 shares authorized	791,327
Net asset value, offering and redemption price per share	$504.76

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statement of Operations
For the year ended June 30, 2024

Investment Income
Dividend income	$14,846,409
Interest income	1,489,416
Total investment income	16,335,825
Expenses
Investment advisory	2,400,450
Administration	238,356
Transfer agent	112,816
Fund accounting	89,465
Audit and tax preparation	65,539
Custodian	40,213
Registration	40,124
Postage	29,040
Printing	28,957
Director	16,001
Insurance	1,534
Other	3,600
Net operating expenses	3,066,095
Net investment income	13,269,730
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	6,476,872
Change in unrealized appreciation (depreciation) on investment securities	(5,761,775)
Net realized and change in unrealized gain on investments	715,097
Net increase in net assets resulting from operations	$13,984,827

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2024	June 30, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$13,269,730	$12,600,304
Net realized gain on investment securities	6,476,872	27,741,965
Change in unrealized appreciation (depreciation) on investment securities	(5,761,775)	(44,420,121)
Net increase (decrease) in net assets resulting from operations	13,984,827	(4,077,852)
Distributions to Shareholders from
Earnings	(28,019,720)	(62,472,852)
Total distributions	(28,019,720)	(62,472,852)
Capital Transactions
Proceeds from shares sold	1,991,540	5,583,702
Reinvestment of distributions	24,771,433	57,662,249
Amount paid for shares redeemed	(106,618,920)	(31,214,285)
Net increase (decrease) in net assets resulting from capital transactions	(79,855,947)	32,031,666
Total Decrease in Net Assets	(93,890,840)	(34,519,038)
Net Assets
Beginning of year	493,318,397	527,837,435
End of year	$399,427,557	$493,318,397
Share Transactions
Shares sold	3,910	10,008
Shares issued in reinvestment of distributions	50,183	107,996
Shares redeemed	(210,271)	(56,527)
Net increase (decrease) in shares outstanding	(156,178)	61,477

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Financial Highlights

Selected data for each share of capital stock outstanding through each year is presented below

	For the Year Ended June 30,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of year	$520.65	$595.73	$684.45	$559.92	$555.00
Investment operations:
Net investment income	16.57	14.01	10.16	12.24	13.36
Net realized and unrealized gain (loss)	(0.01)	(17.34)	(36.91)	148.70	3.58
Total from investment operations	16.56	(3.33)	(26.75)	160.94	16.94
Less distributions to shareholders from:
Net investment income	(15.79)	(13.09)	(9.75)	(13.58)	(12.02)
Net realized gains	(16.66)	(58.66)	(52.22)	(22.83)	—
Total distributions	(32.45)	(71.75)	(61.97)	(36.41)	(12.02)
Net asset value, end of year	$504.76	$520.65	$595.73	$684.45	$559.92
Total Return(a)	3.32%	(0.86)%	(4.76)%	29.42%	2.96%
Ratios and Supplemental Data:
Net assets, end of year ($millions)	$399.43	$493.32	$527.84	$590.14	$501.20
Ratio of expenses to average net assets	0.69%	0.67%	0.66%	0.66%	0.67%
Ratio of net investment income to average net assets	2.99%	2.43%	1.49%	1.84%	2.28%
Portfolio turnover rate	8%	6%	6%	4%	15%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Notes to the Financial Statements
June 30, 2024

NOTE A – ORGANIZATION

Bruce Fund, Inc. (the “Fund”) is a Maryland corporation incorporated on June 20, 1967. The Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open end diversified management investment company and the Fund’s primary investment objective is long-term capital appreciation. The investment adviser to the Fund is Bruce & Co., Inc. (the “Adviser”).

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation – The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – The Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their fair value as described in Note C.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2024

As of and during the fiscal year ended June 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Security Transactions and Related Income – Investment transactions are accounted for no later than the first calculation of the Net Asset Value (“NAV”) on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in the relevant specific country or region.

Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income as dividends and distributions to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended June 30, 2024 the Fund did not make any reclassifications.

NOTE C – SUMMARY OF SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2024

technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/ or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, convertible preferred stocks, and American Depositary Receipts (ADR’s), are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

When market quotations are not readily available or when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued as determined by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors (the “Board”). These securities are generally categorized as Level 3 securities.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2024

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, convertible corporate bonds, U.S. government bonds, and U.S. municipal bonds are generally categorized as Level 2 securities and valued on the basis of prices furnished by a pricing service. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are generally categorized as Level 3 securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2024, based on the three levels defined previously:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communications	$18,777,696	$—	$—	$18,777,696
Consumer Staples	13,873,500	—	—	13,873,500
Financials	19,159,200	—	—	19,159,200
Health Care	84,796,286	—	—	84,796,286
Industrials	42,739,316	—	—	42,739,316
Materials	5,604,350	—	—	5,604,350
Technology	8,639,800	—	—	8,639,800
Utilities	75,397,000	—	—	75,397,000
U.S. Government Bonds
U.S. Treasury Strips	—	13,770,407	—	13,770,407
Convertible Corporate Bonds
Health Care	—	—	4,785,057	4,785,057
Money Market Funds	111,315,712	—	—	111,315,712
Total	$380,302,860	$13,770,407	$4,785,057	$398,858,324

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2024

In the absence of a listed price quote, or in the case of a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price

●	Price given by pricing service

●	Last quoted bid & asked price

●	Third party bid & asked price

●	Indicated opening range

●	Estimated remaining distributions

●	Estimated possible recoveries

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Fund’s significant Level 3 fair value measurements as of June 30, 2024:

Quantitative Information about Significant Level 3 Fair Value Measurements
	Fair Value at	Valuation
Asset Category	June 30, 2024	Techniques	Unobservable Input(s)	Range
Convertible Corporate Bonds	$1,284,907	Indicated Opening Range	Discount for Lack of Marketability	20%-40%
		Last Sales Price	Discount for Lack of Marketability
	3,500,150	Asset Liquidation Analysis	Liquidation Proceeds	N/A

The significant unobservable inputs used in the fair value measurement of the convertible corporate bonds are discount for lack of marketability. Significant increases (decreases) in those inputs in isolation would result have resulted in a significantly lower (higher) fair value measurement.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2024

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

				Change in
				unrealized
	Balance as of	Realized gain	Amortization/	appreciation
	June 30, 2023	(loss)	Accretion	(depreciation)	Purchases
Convertible Corporate Bonds	$3,055,150	$—	$157,268	$(1,927,361)	$—
Total	$3,055,150	$—	$157,268	$(1,927,361)	$—

			Transfer in	Transfer out	Balance as of
		Sales	Level 3* (a)	Level 3* (b)	June 30, 2024
Convertible Corporate Bonds		$—	$3,500,000	$—	$4,785,057
Total		$—	$3,500,000	$—	$4,785,057

*	The amount of transfers in and/or out are reflected at the reporting period end.

(a)	Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board and are categorized as Level 3 inputs as of June 30, 2024.

(b)	Transfers out relate primarily to securities for which observable inputs became available during the period, and as of June 30, 2024, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2024.

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2024 was as follows:

Total Change in
Unrealized Appreciation
(Depreciation)
Convertible Corporate Bonds	$(1,927,361)
Total	$(1,927,361)

NOTE D – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended June 30, 2024, cost of purchases and proceeds from maturities and sales of securities, other than short-term investments and short-term U.S. Government obligations were as follows:

		U.S.
		Government
	Other	Obligations
Purchases	$21,402,767	$1,231,450
Sales	$82,113,884	$8,466,050

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2024

NOTE E – RELATED PARTIES

Bruce & Co., Inc., an Illinois corporation, is the investment adviser of the Fund and furnishes investment advice. In addition, it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). Expenses incurred are reflected on the Statement of Operations as “Investment Advisory” fees. Compensation to the Adviser for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 to $100,000,000; plus
0.50%	over $100,000,000

At June 30, 2024, R. Jeffrey Bruce was the beneficial owner of 44,274 Fund shares, Robert DeBartolo was the beneficial owner of 34 Fund shares, and W. Martin Johnson was the beneficial owner of 6 Fund shares. R. Jeffrey Bruce, Robert DeBartolo, and W. Martin Johnson are directors of the Fund; R. Jeffrey Bruce is an officer of the Fund and the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities. Expenses incurred are reflected on the Statement of Operations.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE F – FEDERAL INCOME TAXES

At June 30, 2024, the breakdown of net unrealized appreciation and tax cost of investments for federal income tax purpose is as follows:

Gross Unrealized Appreciation	$127,335,273
Gross Unrealized Depreciation	(13,881,752)
Net Unrealized Appreciation on Investments	$113,453,521
Tax Cost	$285,404,803

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to differences due to wash sales and investment in passive foreign investment companies.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2024

At June 30, 2024, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$5,648,233
Undistributed Long-Term Capital Gains	6,476,787
Unrealized Appreciation	113,453,521
Total	$125,578,541

The tax character of distributions paid during the fiscal year ended June 30, 2024 and 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary Income	$13,632,410	$11,394,838
Long-Term Capital Gain	14,387,310	51,078,014
Total	$28,019,720	$62,472,852

NOTE G – RESTRICTED SECURITIES

The Fund has acquired securities, the sale of which is restricted, through private placement. At June 30, 2024, the aggregate market value of such securities listed below amounted to $150, or 0.0% of the Fund’s net assets. 100% of the restricted securities are valued according to fair value procedures approved by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

The chart below shows the restricted securities held by the Fund as of June 30, 2024:

	Acquisition	Principal
Issuer Description	Date	Amount	Cost	Value
Convertible Corporate Bonds
Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19	3/4/15	$1,500,000	$702,290	$150

NOTE H – INDEMNIFICATIONS

The Fund indemnifies its officers and Board for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2024

NOTE I – SUBSEQUENT EVENTS

In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Bruce Fund, Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Bruce Fund, Inc. (a Maryland corporation) (the “Fund”) including the schedule of investments, as of June 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP
We have served as the Fund’s auditor since 2000.
Chicago, Illinois
August 29, 2024

Other Tax Information (Unaudited)

The form 1099-DIV you receive in January 2025 will show the tax status of all distributions paid to your account in the calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 66% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 66% qualifies for the corporate dividends received deduction.

For the year ended June 30, 2024, the Fund designated $14,387,310 as 20% long-term capital gain distributions.

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 872-7823 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

BRUCE FUND
OFFICERS AND DIRECTORS

R. Jeffrey Bruce
President, Treasurer, Director, Chief Compliance Officer and Secretary

Robert DeBartolo
Director

W. Martin Johnson
Director

Investment Adviser
Bruce & Co., Inc.
Chicago, Illinois

Custodian
Huntington National Bank
Columbus, Ohio

Administrator, Transfer Agent and Fund Accountant Ultimus Fund Solutions, LLC Cincinnati, Ohio

Distributor
Ultimus Fund Distributors, LLC
Cincinnati, Ohio

Counsel
Klevatt & Associates, LLC
Chicago, Illinois

Independent Registered Public Accounting Firm
Grant Thornton LLP
Chicago, Illinois

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bruce Fund

By	/s/ R. Jeffrey Bruce
R. Jeffery Bruce, Principal Accounting Officer

Date	9/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jeffrey Bruce
R. Jeffery Bruce, Principal Accounting Officer

Date	9/6/2024

By	/s/ R. Jeffrey Bruce
R. Jeffery Bruce, Principal Accounting Officer

Date	9/6/2024